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                                                             EXHIBIT (h)(13)(b)

                  Amendment No. 4 to Participation Agreement
                                     Among
                      Oppenheimer Variable Account Funds,
                            OppenheimerFunds, Inc.
                                      and
       The United States Life Insurance Company in the City of New York

The participation agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and The United States Life Insurance Company in the City of New York (the "Agreement") is hereby amended as follows:

    1. Schedules 2 and 3 of the Agreement are hereby deleted in their entirety and replaced with Schedule 2 and 3 attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of September 15, 2008.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

OPPENHEIMERFUNDS, INC.

By:
        --------------------------
Name:
        --------------------------
Title:
        --------------------------

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK
                                         ATTEST:

By:                                      By:
        -------------------------------          ------------------------------
Name:                                    Name:
        -------------------------------          ------------------------------
Title:                                   Title:
        -------------------------------          ------------------------------

                                                 [Corporate Seal]

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                                  SCHEDULE 2

Portfolios of Oppenheimer Variable Account Funds:

Oppenheimer Balanced Fund/VA
Oppenheimer Global Securities Fund/VA

                                      2

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                                  SCHEDULE 3

Platinum Investor Immediate Variable Annuity
Contract Form No. 03017N

Platinum Investor PLUS Variable Life Insurance
Policy Form No. 02600N

Platinum Investor Survivor II Variable Life Insurance
Policy Form No. 01206N

Platinum Investor VIP Variable Life Insurance
Policy Form No. 05604N and 05604NU

AIG Protection Advantage VUL
Policy Form Nos. 07921N and 07921NU

AIG Income Advantage Select
Policy Form Nos. 08704N and 08704NU

                                      3